Subsequent Events (Details)	Mar. 10, 2022
Subsequent Events [Abstract]
Acquisition, description	In consideration for the acquisition, BOS shall pay Dagesh a total amount of NIS 2.7 million (approximately $828,000) as follows: ●At closing, the Company paid NIS 2.15 million; ●NIS 150,000 shall be paid in April 2023; ●Approximately NIS 300,000 shall be paid as an earn out payment, in April 2023; and ●NIS 100,000 shall be paid in March 2024. The consideration includes payment of earn-out through February 28, 2023 which eventually was higher by NIS 123,000 (approximately $35,000) than initially estimated. As a result, the total consideration increased from $793,000 to $828,000. This increase was recorded as expenses in year 2022, under general and administrative.